DIAMOND HILL FUNDS

Diamond Hill Small Cap Fund

Diamond Hill Small-Mid Cap Fund

Diamond Hill Mid Cap Fund

Diamond Hill Large Cap Fund

Diamond Hill Select Fund

Diamond Hill Long-Short Fund

Diamond Hill Research Opportunities Fund

Diamond Hill Financial Long-Short Fund

Diamond Hill Strategic Income Fund

(Each a Fund or Series of Diamond Hill Funds)

Supplement Dated August 21, 2015 to

Statement of Additional Information Dated February 28, 2015

On August 20, 2015, George A. Skestos, having reached the 15-year term limit for Trustees, resigned as a Trustee of the Diamond Hill Funds (“Trust”). With his resignation, this Statement of Additional Information is revised as follows:

In the table listing the names of the Trustees and Officers of the Trust on page 39, all information for George A. Skestos is deleted in its entirety.

In the section titled “Trustee Attributes” on page 44, the paragraph referring to George A. Skestos is deleted in its entirety.

This Supplement and the prospectus dated February 28, 2015, and Statement of Additional Information dated February 28, 2015, provide the information a prospective investor ought to know before investing and should be retained for future reference.